UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement

As previously disclosed by Arogo Capital Acquisition Corp., a Delaware corporation (“Arogo” or the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022, Arogo entered into a business combination agreement (as amended on October 6, 2022, the “Business Combination Agreement”) on April 25, 2022 by and among Arogo, Arogo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Arogo (“Merger Sub”), EON Reality, Inc., a California corporation (“EON”), Koo Dom Investment, LLC, in its capacity as (“Arogo Representative”), and EON, in its capacity as (“Seller Representative”) (collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Business Combination Agreement.

Also, as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on October 6, 2022, the Parties entered into the first amendment to Business Combination Agreement (the “BCA Amendment”) on October 6, 2022, pursuant to which the Business Combination Agreement was amended to provide that, among other things, EON’s PCAOB audit delivery date obligation was revised to October 6, 2022 from June 30, 2022 and the Outside Date was revised to March 31, 2023 from November 15, 2022 as contemplated in the Business Combination Agreement.

On November 7, 2023, Arogo sent EON a termination notice (the “Termination Notice”) that Arogo had terminated the Business Combination Agreement (the “Termination”) and all Ancillary Agreements, pursuant to Section 8.1 (Termination) thereof and as a remedy at law, based on breaches by EON of certain covenants contained in the Business Combination Agreement.

The Termination Notice does not constitute a waiver of, and shall not prejudice any of Arogo’s rights under the Business Combination Agreement or at law. Arogo reserves all such rights in full to pursue any and all loss of Arogo, Arogo Representative, and the shareholders of Arogo with respect to the Termination.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on April 26, 2022, and the BCA Amendment, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 6, 2022, which is incorporated by reference herein.

Item 8.01. Other Events.

On November 9, 2023, the Company issued a press release announcing the Termination. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated November 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

Dated: November 9, 2023

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